SECURITIES AND EXCHANGE
                   COMMISSION WASHINGTON, D.C.  20549
                             FORM 8-K

               Current Report Pursuant to Section 13
                     or 15(d) of The Securities
                        Exchange Act of 1934



            Date of Report (Date of earliest event reported)
                            May 24, 2000



                          VANGUARD AIRLINES, INC.
                         ------------------------

           (Exact name of registrant as specified in its charter)



           DELAWARE              0-27034          48-1149290
           --------              ----------       ---------

       (State or other          (Commission      (I.R.S. Employer
      jurisdiction of           File Number)   Identification No.)
        incorporation)


                 533 Mexico City Avenue, Kansas City, MO  64153
                   (Address of principal executive offices
                            including zip code)



                   Registrant's telephone number,
                         including area code
                           (816) 243-2100

ITEM 5.   OTHER EVENTS.

     The Company issued a press release on May 24, 2000 announcing Mr. Jeff S. Potter has become
Vanguard Airlines new Chief Executive Officer and
President. Mr. Potter will replace Robert J. Spane who has been CEO and President since June 1997. Mr.
Spane will remain with the Company as Chairman of the Board. Mr. Potter was also elected as a member of the Board of Directors.

     A copy of the press release is attached hereto as Exhibit A.

                      SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VANGUARD AIRLINES, INC.
Date:          May 24, 2000

                                   /s/ Jeff S. Potter
                                   -------------------
                                   By:  Jeff S. Potter
                                   President and
                                   Chief Executive Officer

                                                EXHIBIT A

FOR IMMEDIATE RELEASE
MAY 24, 2000

Contact:  Alan Carr
          (816) 243-2136
          acarr@flyvanguard.com

                        VANGUARD AIRLINES ANNOUNCES
                       NEW CHIEF EXECUTIVE OFFICER
                              AND PRESIDENT


KANSAS CITY, MO-- Vanguard Airlines, Inc.
(Nasdaq SmallCap: VNGD) today announced that Mr. Jeff S. Potter has become Vanguard
Airlines new Chief Executive Officer and
President.  Mr. Potter will replace Robert J.
Spane who has been CEO and President since
June 1997. Mr. Spane will remain with the Company as Chairman of the Board. Mr. Potter was also elected as a member of the Board of Directors.

Mr. Spane said, "We are indeed fortunate to engage Mr. Potter as Vanguard's new CEO and President. Jeff brings almost 20 years of Airline experience to Vanguard. In his most recent position as Vice President of Marketing for Frontier Airlines, he was pivotal in Frontier's turnaround and success. We are confident he will make a major impact at Vanguard. Jeff brings the experience, enthusiasm, and energy that will provide
Vanguard with the direction it needs to
further define its strategy to successfully transition the Company into the future."

Mr. Spane continued, "With Jeff effectively leading Vanguard, I will be able to devote the appropriate time to those issues that are 'external' to Vanguard. I believe we will make a very effective team."

Mr. Potter said, "I am excited at the
opportunity to lead Vanguard Airlines. I am happy to be a part of the Vanguard team, which is comprised of hundreds of dedicated and hardworking employees. Vanguard has survived and thrived in an extremely competitive industry, a feat that few airlines achieve.

Vanguard has made great progress under Mr.
Spane's leadership.  I look forward to Mr.
Spane's continued input as the Chairman of the Board."

Vanguard, which began service in December 1994 and is headquartered in Kansas City, is a low-fare, 100 percent ticketless passenger airline providing convenient and frequent scheduled jet services to the following nine cities:
Atlanta, Buffalo/Niagara Falls, Chicago-
Midway, Dallas/Ft. Worth, Denver, Kansas City,
Minneapolis/St. Paul, Myrtle Beach and
Pittsburgh.  The Company employs approximately
950 full-time equivalent Employees and
currently operates a fleet of 15 Boeing 737s.
For more information on Vanguard or to book reservations online, please visit the
Company's Web site at www.FlyVanguard.com.

This press release contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements are made based on management's belief, as well as assumptions made by, and information currently available to, management pursuant to the "safe harbor" provisions of the Private
Securities Litigation Reform Act of 1995.
Further information on such risks and
uncertainties that could affect the Company's financial results are included in the Company's filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 1999 and in subsequent filings filed with the Securities and Exchange Commission.